UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2011

M&T BANK CORPORATION

(Exact name of registrant as specified in its charter)

New York

(State or other jurisdiction of incorporation)

1-9861	16-0968385
(Commission File Number)	(I.R.S. Employer Identification No.)

One M&T Plaza, Buffalo, New York	14203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 842-5445

(NOT APPLICABLE)

(Former name or former address, if changed since last report)

Explanatory Note: This Amendment No. 1 amends the Current Report on Form 8-K dated May 13, 2011, to provide the financial statement information referred to in parts (a) and (b) of Item 9.01 below relating to the recently completed merger of a wholly-owned subsidiary of M&T Bank Corporation (“M&T”) with and into Wilmington Trust Corporation (“Wilmington”), with Wilmington continuing as the surviving corporation and a wholly owned subsidiary of M&T (the “Merger”).

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The financial statements specified in Rule 3-05(b) of Regulation S-X were included in (1) Wilmington’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, filed with the Securities and Exchange Commission on March 1, 2011, and (2) Wilmington’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2011, filed with the Securities and Exchange Commission on May 13, 2011, and are incorporated herein by reference.

(b) Pro Forma Financial Information.

An unaudited pro forma condensed combined balance sheet of M&T as of March 31, 2011 and unaudited pro forma condensed combined statements of income of M&T for the year ended December 31, 2010 and for the three months ended March 31, 2011 are filed herewith as Exhibit 99.2.

The unaudited pro forma condensed combined balance sheet assumes that the Merger was consummated on March 31, 2011. The unaudited pro forma condensed combined statements of income assume that the Merger was consummated on January 1, 2010 and reflect the pro forma consolidation of the results of operations of M&T and Wilmington for the year ended December 31, 2010 and for the three months ended March 31, 2011. These results combine the historical financial data of Wilmington with that of M&T and, while certain adjustments were made for the estimated impact of certain fair valuation adjustments and other acquisition-related activity, they are not indicative of what would have occurred had the acquisition taken place on the indicated dates. In particular, no adjustments have been made to eliminate the amount of Wilmington’s provision for credit losses or the impact of other-than-temporary impairment losses recognized by Wilmington in 2010 and in the first three months of 2011 that may not have been necessary had the acquired loans and investment securities been recorded at fair value as of January 1, 2010. Additionally, as a result of the Merger, M&T expects to achieve substantial benefits, primarily in the area of operating cost savings. Implementation of cost savings strategies began soon after closing and such strategies are expected to be fully implemented during 2012. Management also estimates that operating cost savings that may be realized during the first twelve months following the Merger will be offset by various merger-related expenses associated with systems conversions and other costs of integrating and conforming the acquired operations with M&T. The unaudited pro forma earnings do not reflect any direct costs or potential savings which are expected to result from the Merger and are not indicative of the results of future operations. No assurances can be given with respect to the ultimate level of cost savings to be realized or merger-related expenses to be incurred. Certain amounts in Wilmington’s historical balance sheet and statement of operations as shown have been reclassified to conform to M&T’s presentation.

The unaudited pro forma condensed financial information is not necessarily indicative of the future financial position or future results of operations of M&T or of the financial position or the results of operations of M&T that would actually have occurred had the Merger been in effect as of the date or for the periods presented. In addition, the preceding paragraph includes forward-looking statements that are based on current expectations, estimates and projections about M&T’s business, management’s beliefs and assumptions made by management and are not guarantees of future performance and involve certain risks, uncertainties and assumptions (“Future Factors”), which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Future Factors include expected costs savings from the Merger that cannot be fully realized or that cannot be realized within the expected time frame; revenues following the Merger that are lower than expected; significant increases in competitive pressure among depository institutions; greater than expected costs or difficulties related to the integration of the business of M&T and Wilmington, general economic conditions, either nationally or in the markets in which M&T will be doing business, that are less favorable than expected; and legislative or regulatory requirements or changes that adversely affect the business in which M&T is engaged. Future Factors also include changes in interest rates, spreads on earning assets and interest-bearing liabilities, and interest rate sensitivity; credit losses and market values of loans, investment securities and other assets and liabilities; sources of liquidity; common shares outstanding; common stock price volatility; fair value of and number of stock-based compensation awards to be issued in future periods; legislation affecting the financial services industry as a whole, and M&T and its subsidiaries individually or collectively, including tax legislation; regulatory supervision and oversight, including monetary policy and capital requirements; changes in accounting policies or procedures as may be required by the FASB or other regulatory agencies; increasing price and product/service competition by competitors, including new entrants; rapid technological developments and changes; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; the mix of products/services; containing costs and expenses; governmental and public policy changes, including environmental regulations; protection and validity of intellectual property rights; reliance on large customers; technological, implementation and cost/financial risks in large, multi-year contracts; the outcome of pending and future litigation and governmental proceedings, including tax-related examinations and other matters; continued availability of financing; financial resources in the amounts, at the times and on the terms required to support M&T and its subsidiaries’ future businesses; and material differences in the actual financial results of merger, acquisition and investment activities compared with M&T’s initial expectations, including full realization of anticipated cost savings and revenue enhancements. These are representative of the Future Factors that could affect the outcome of the forward-looking statements. In addition, such statements could be affected by general industry and market conditions and growth rates, general economic and political conditions, either nationally or in the states in which M&T and its subsidiaries do business, including interest rate and currency exchange rate fluctuations, changes and trends in the securities markets, and other Future Factors. M&T’s forward-looking statements speak only as of the date on which such statements are made. By making any forward-looking statements, M&T assumes no duty to update them to reflect new, changing or unanticipated events or circumstances, except as may be required by applicable law or regulation.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger dated as of October 31, 2010 by and among M&T Bank Corporation, MTB One, Inc. and Wilmington Trust Corporation (incorporated by reference to Exhibit 2.1 to M&T’s Current Report on Form 8-K filed on November 2, 2010).

4.1	Warrant to Purchase Shares of M&T Bank Corporation Common Stock effective May 16, 2011.*

23.1	Consent of KPMG LLP.

99.1	Press release dated May 16, 2011.*

99.2	Unaudited Pro Forma Condensed Combined Balance Sheet of M&T as of March 31, 2011 and Unaudited Pro Forma Condensed Combined Statements of Income of M&T for the year ended December 31, 2010 and for the three months ended March 31, 2011.

*	Previously Filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&T BANK CORPORATION

/s/ Michael R. Spychala
Michael R. Spychala
Senior Vice President and Controller

Date: July 29, 2011